SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-12

                               WEGENER CORPORATION
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               WEGENER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, JANUARY 21, 2003

To the Stockholders:

     The Annual Meeting of Stockholders of WEGENER CORPORATION, a Delaware corporation, will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 21, 2003 at 7:00 p.m., Eastern Standard Time, for the following purposes:

     (a) To elect one Class II director to hold office until the 2006 Annual Meeting of Stockholders or until his successor shall have been elected and qualified;

     (b) To consider ratification of the appointment of BDO Seidman, LLP as auditors for fiscal year 2003; and

     (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed December 2, 2002 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

     A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 2002 Annual Report to Stockholders, are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                        By Order of the Board of Directors


                                        J. Elaine Miller
                                        Secretary
Duluth, Georgia
December 10, 2002

                     PLEASE PROMPTLY COMPLETE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               WEGENER CORPORATION
                             11350 TECHNOLOGY CIRCLE
                              DULUTH, GEORGIA 30097

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             OF WEGENER CORPORATION

                         TO BE HELD ON JANUARY 21, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 21, 2003. This Proxy Statement is first being mailed to stockholders on or about December 10, 2002.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company or by voting at the meeting in person or by delivering to the Secretary of the Company a new proxy properly executed and bearing a later date. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

     The record date for the determination of stockholders entitled to vote at the Annual Meeting has been set at December 2, 2002. As of November 15, 2002, the Company had outstanding 12,280,723 shares of common stock, $.01 par value. Each share is entitled to one vote. A majority of the shares of common stock outstanding must be present, in person or by proxy, to constitute a quorum.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of November 15, 2002 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, including their addresses, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                          AMOUNT
                                                           AND
                                                        NATURE OF       PERCENT
                                            DIRECTOR    BENEFICIAL        OF
           NAME                              SINCE     OWNERSHIP(1)      CLASS
------------------                           -----     ------------      -----

Robert A. Placek                              1987     1,946,209(2)      15.5%

James H. Morgan, Jr.                          1987       120,700(3)        *

C. Troy Woodbury, Jr.                         1989       213,586(4)       1.7%

Joe K. Parks                                  1992        31,900(5)        *

Thomas G. Elliot                              1998        27,800(6)        *

Ned L. Mountain                               N/A         42,878(7)        *

James T. Traicoff                             N/A         40,053(8)        *

David E. Chymiak(9)                           N/A        626,000          5.1%

All executive officers and directors as a
group (7 persons)                                      2,423,126(10)     18.8%
---------------------
*   Less than 1%

(1) Includes stock options currently exercisable or exercisable within 60 days of the record date.

(2) Includes 23,989 shares held in a 401(k) plan and stock options to purchase 237,150 shares. Mr. Placek's business address is 11350 Technology Circle, Duluth, Georgia 30097.

(3)  Includes stock options to purchase 40,200 shares.

(4) Includes 17,511 shares held in a 401(k) plan and 196,075 shares subject to stock options.

(5)  Includes stock options to purchase 30,900 shares.

(6)  Represents stock options to purchase common stock.

(7) Includes 3,831 shares held in a 401(k) plan and 30,000 shares subject to stock options.

(8) Includes 10,553 shares held in a 401(k) plan and 15,000 shares subject to stock options.

(9) The information regarding Mr. Chymiak is based solely on a Schedule 13G filed by Mr. Chymiak with the Securities and Exchange Commission on March 19, 2002. Mr. Chymiak's address is 1605 E. Iola, Broken Arrow, Oklahoma 74102.

(10) Includes 55,884 shares held in a 401(k) plan and 577,125 shares subject to stock options.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of five directors, elected to staggered three-year terms.

     The term of Robert A. Placek will expire at the upcoming Annual Meeting of Stockholders. The Board of Directors has nominated Mr. Placek for re-election as a Class II director of the Company to serve for a term of three years, expiring in January 2006. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominee or, in the event of any unforeseen contingency, for a different person as substitute. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEE.

     ROBERT A. PLACEK, age 64, Class II director, has served as a director of the Company since August 1987, as Chairman of the Board of Directors since May 1994 and as President and Chief Executive Officer since August 1987. Mr. Placek served as President of Wegener Communications, Inc. ("WCI"), a subsidiary of the Company, from 1979 to June 1998 and from March 2002 to the present. He has served as Chairman of the Board and Chief Executive Officer and a director of WCI since 1979.

     The directors whose terms do not expire at the upcoming Annual Meeting are as follows:

     THOMAS G. ELLIOT, age 60, Class III director, has served as a director of the Company since September 1998 and as Senior Vice President, Technical
Projects, at CableLabs (Cable Television Laboratories, Inc.), a research and development consortium of cable television system operators representing most of the cable subscribers in North America, since July 1997. From 1993 to July 1997, Mr. Elliot served as a Senior Vice President of Telecommunications, Inc. His term of office expires in 2004.

     JAMES H. MORGAN, JR., age 62, Class III director, was an attorney and shareholder of O'Callaghan, Saunders & Stumm, P.A., Atlanta, Georgia, from 1985 to October 1990, at which time he joined the firm of Smith, Gambrell & Russell, LLP, Atlanta, Georgia, as a partner. Smith, Gambrell & Russell, LLP currently acts as general counsel to the Company and receives fees for services rendered. Mr. Morgan has served as a director of the Company since 1987. His term of office expires in 2004.

     C. TROY WOODBURY, JR., age 55, Class I director, has served as Treasurer and Chief Financial Officer of the Company since June 1988, and as a director of the Company since December 1989. He also has served as Treasurer and Chief Financial Officer of WCI since September 1992, and as Senior Vice President of Finance since March 2002. Mr. Woodbury served as Executive Vice President of WCI from July 1995 to March 2002 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining the Company in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988. His term of office expires in 2005.

     JOE K. PARKS, age 67, retired, Class I director, served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1980 to July 1996. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Mr. Parks has served as a director of the Company since May 1992. His term of office expires in 2005.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has standing Audit, Executive and Compensation, and Incentive Plan Committees. The Audit Committee is composed of Messrs. Elliot, Parks and Morgan and held two meetings during the fiscal year ended August 30, 2002. The function of the Audit Committee is to consult with the auditors regarding the plan of audit, the results of the audit, and the adequacy of internal accounting controls. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent accountants; and considers significant accounting methods adopted or proposed to be adopted.

     The Executive and Compensation Committee is composed of Messrs. Placek and Morgan and acted one time by unanimous written consent during the fiscal year ended August 30, 2002. The function of the Executive and Compensation Committee is to recommend to the full Board compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

     The Incentive Plan Committee is composed of Messrs. Morgan and Parks and acted five times by unanimous written consent during the fiscal year ended August 30, 2002. The Incentive Plan Committee is responsible for recommending the key employees who will receive awards under the 1988 Incentive Plan, the 1989 Directors' Incentive Plan and the 1998 Incentive Plan ("Incentive Plans"), the award amount or number of shares of stock to be granted, and the terms and conditions of each award.

     The Board of Directors does not have a standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held one meeting and acted three times by unanimous written consent during the fiscal year ended August 30, 2002. During fiscal 2002, each director attended all meetings of the Board of Directors and Committee(s) on which he served.

AUDIT COMMITTEE REPORT

     For the fiscal year ended August 30, 2002, the Audit Committee has reviewed and discussed the audited financial statements with management, has discussed with the independent auditors the matters required to be discussed by SAS 61 and has received the written disclosures and a letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants the independence of the independent accountants. Based on the foregoing meetings, reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2002 be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

     This report is submitted by each member of the Company's Audit Committee, as follows:

     THOMAS G. ELLIOT           JOE K. PARKS           JAMES H. MORGAN, JR.

     The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which was included as an appendix to the Proxy Statement for the 2001 Annual Meeting. The members of the Audit Committee are independent, as such term is defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2002, all Section 16(a) filing requirements were complied with by its officers and directors.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each other executive officer of the Company or WCI whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended August 30, 2002, August 31, 2001 and September 1, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term
                                                                                     Compensation
                                                                                ----------------------

                                                     Annual Compensation                Awards
------------------------------------------------------------------------------------------------------

              Name                                                 Other        Restricted                    All
               and                                                 Annual          Stock      Options/       Other
            Principal             Fiscal    Salary     Bonus    Compensation     Award(s)       SARs      Compensation
            Position               Year       ($)       ($)         ($)              ($)        (#)          ($)(a)
----------------------------------------------------------------------------------------------------------------------
Robert A. Placek                   2002     179,078     -0-         -0-             -0-        84,150        22,468
   Chairman of the Board,          2001     179,078     -0-         -0-             -0-         -0-          22,241
   President and Chief             2000     179,078     -0-         -0-             -0-         -0-          22,215
   Executive Officer; Director

C. Troy Woodbury, Jr.              2002     131,424     -0-       58,339(b)         -0-        89,575        5,413
   Treasurer and Chief             2001     131,424     -0-         -0-             -0-         -0-          5,183
   Financial Officer;              2000     131,424     -0-         -0-             -0-        20,000        5,300
   Director

Ned L. Mountain                    2002     110,000     -0-       13,351(c)         -0-        20,000        2,750
   Executive Vice President        2001     110,000     -0-       40,486(c)         -0-         -0-          2,750
   of WCI                          2000     110,000     -0-        9,937(c)         -0-         -0-          2,725

     -------------------------

(a) Represents amounts contributed by the Company pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company, as follows:

                                                Insurance
                  Name            Fiscal Year   Premiums    401(k) Contributions
                  ----            -----------   --------    --------------------

          Robert A. Placek           2002       $17,055            $5,413
                                     2001        17,055             5,186
                                     2000        17,055             5,160

          C. Troy Woodbury, Jr.      2002         -0-               5,413
                                     2001         -0-               5,183
                                     2000         -0-               5,300

          Ned L. Mountain            2002         -0-               2,750
                                     2001         -0-               2,750
                                     2000         -0-               2,725

(b)  Represents cash payment in lieu of vacation.
(c)  Represents sales incentive commissions.

STOCK OPTION PLANS

     The following options were granted to the Named Executive Officers during the fiscal year ended August 30, 2002 under the Company's Incentive Plans.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                             Individual Grants                         Potential Realizable
                                        % of Total                                       Value at Assumed
                                         Options                                       Annual Rates of Stock
                           Shares       Granted to                                      Price Appreciation
                         Underlying    Employees in    Exercise Price                   for Option Term(1)
                          Options         Fiscal            Per          Expiration     ------------------
           Name           Granted          Year            Share            Date          5%         10%
           ----           -------          ----            -----            ----          --         ---
Robert A. Placek         84,150            16.5%           $1.00          1/22/12      $137,071    $218,263

C. Troy Woodbury, Jr.    69,575            13.6%            1.00          1/22/12       113,330     180,460
                         20,000 (2)         3.9%            0.84           3/4/12        27,365      43,575

Ned L. Mountain          20,000 (2)         3.9%            0.84           3/4/07        21,442      27,057

(1) The dollar amounts under these columns represent the potential realizable value of each grant of option assuming that the market price of the Company's Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the Securities and Exchange
     Commission and are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.
(2)  These options become exercisable on March 4, 2003.

     The following table provides certain information concerning each exercise of stock options under the Company's Incentive Plans during the fiscal year ended August 30, 2002, by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                        Number of
                                                        Securities         Value ($) of
                                                        Underlying         Unexercised
                                                       Unexercised         In-the-Money
                                                     Options at Fiscal   Options at Fiscal
                           Shares                        Year End            Year End
                        Acquired on       Value        Exercisable/        Exercisable/
            Name        Exercise (#)   Realized ($)   Unexercisable      Unexercisable(1)
            ----                       ------------                      -------------
Robert A. Placek               0             0             237,150/0              0/ -

C. Troy Woodbury, Jr.          0             0        196,075/20,000       3,795/2,800

Ned L. Mountain            3,000           368         30,000/20,000           0/2,800
--------------

(1) The market value of the Company's common stock on August 30, 2002 was $0.98 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's common stock exceeds the exercise price when the options are exercised.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes information as of August 30, 2002 regarding the Company's common stock reserved for issuance under the Company's equity compensation plans.

                                                                                      Number of Securities
                                                                                     Remaining Available for
                                                                 Weighted-Average     Future Issuance Under
                                      Number of Securities to     Exercise Price      the Plans (Excluding
                                      be Issued Upon Exercise     of Outstanding     Securities Reflected in
                                       of Outstanding Options         Options              Column (a))
           Plan Category                        (a)                     (b)                    (c)
----------------------------------    -----------------------    ----------------    -----------------------
Equity Compensation Plans Approved           1,335,425                 $1.37                1,019,075
    by Security Holders
Equity Compensation Plans                     100,000                 $5.625                  - 0 -
    Not Approved by Security
    Holders(1)

    TOTAL                                    1,435,425                 $1.67                1,019,075

------------------------------------
(1) Represents a compensation arrangement pursuant to an agreement with a third party to provide a national financial relations program for the Company, which agreement terminated in fiscal 2001.

COMPENSATION OF DIRECTORS

     The compensation currently payable to each non-employee director of the Company is $300 per meeting attended. However, Mr. Morgan presently does not receive director's fees. The law firm of which Mr. Morgan is a partner receives legal fees for services rendered to the Company. Pursuant to the Company's 1998 Incentive Plan, each non-employee director receives an option to purchase 2,000 shares of Common Stock on the last day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years. The automatic grant in fiscal 2002 was suspended; however, on January 22, 2002, each of Messrs. Morgan, Elliot and Parks was granted an option to purchase 16,200, 11,800, and 12,900 shares, respectively, at an exercise price of $1.00.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The law firm of Smith, Gambrell & Russell, LLP, of which James H. Morgan, Jr. is a partner, received legal fees from the Company for services rendered during fiscal 2002. Mr. Morgan is a director of the Company and served as a member of the Executive and Compensation Committee during fiscal 2002. The Executive and Compensation Committee is comprised of Mr. Morgan and Robert A. Placek, Chairman of the Board, President and Chief Executive Officer of the Company. This Committee acted one time by unanimous written consent during fiscal 2002. See "Report of Board of Directors on Executive Compensation."

     The Company believes that the services provided by Smith, Gambrell & Russell to the Company are on terms no less favorable to the Company than could be obtained from non-affiliated parties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See  "Compensation   Committee  Interlocks  and  Insider  Participation  in
Compensation Decisions" which describes certain business relationships between the Company and certain of its directors.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Board of Directors on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

     The Company has an Executive and Compensation Committee comprised of the Chief Executive Officer and one non-employee director of the Company. However, this report is being made by the full Board of Directors, which authorized and approved all components of executive compensation during fiscal 2002.

     No increases in compensation were made to any executive officer during fiscal 2002 and no bonuses were paid to the Named Executive Officers. See "Executive Compensation." The Executive and Compensation Committee and the full Board of Directors review the performance of the Chief Executive Officer as well as the other executive officers of the Company, and the full Board of Directors has historically authorized and approved increases in salary or other cash compensation awards. The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed in light of the performance of the Company and the Company's working capital position and prospects. The Board of Directors does not assign relative weights to the factors considered by the Board in setting compensation, but rather considers all factors as a whole. In determining compensation levels, the Board of Directors has not set specific performance targets for officers to attain in order to earn any specific component of compensation.

     The Executive and Compensation Committee and the Board of Directors also consider other companies in the telecommunications industry and review, to the extent such information is available, the compensation paid to the Chief Executive Officers and other executive officers of those companies. As a result of such review, the Board of Directors has concluded that the compensation levels of the Company's Chief Executive Officer and other executive officers are in the lower range of compensation paid by comparably situated companies. The Board of Directors considered the competitiveness of the entire compensation package to its officers and not only certain items of compensation.

     At the present time, the Company maintains its 1998 Incentive Plan for the purpose of awarding options and other compensation to its directors, executive officers and other key employees. Certain stock options were granted to the Named Executive Officers during fiscal 2002. See "Executive Compensation."

     The Company's future compensation policies will be developed in light of the Company's profitability and with the goal of rewarding members of management for their contributions to the Company's success.

          Robert A. Placek                   Joe K. Parks
          C. Troy Woodbury, Jr.              Thomas G. Elliot
          James H. Morgan, Jr.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing August 29, 1997 and ending August 30, 2002. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on August 29, 1997.

                                               CUMULATIVE TOTAL RETURN
                               -------------------------------------------------------
                               8/29/97   8/28/98   9/3/99   9/1/00   8/31/01   8/30/02

WEGENER COMMUNICATIONS, INC.    $100       $90       $97     $135      $40       $54
NASDAQ STOCK MARKET (U.S.)       100       103       182      269      115        84
NASDAQ TELECOMMUNICATIONS        100       144       257      282      103        45

                                 AGENDA ITEM TWO
                             APPOINTMENT OF AUDITORS

     The firm of BDO Seidman, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended August 30, 2002. The Board of Directors has selected this same firm to audit the financial statements of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Neither such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and income tax preparers.

     Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders' views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders' questions and will have an opportunity to make any statements they consider appropriate.

     AUDIT FEES. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of Wegener's annual financial statements for the fiscal year ended August 30, 2002 and the review of the financial statements included in Wegener's Forms 10-Q for that fiscal year were approximately $103,838.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the year ended August 30, 2002, BDO Seidman, LLP did not perform any services with regard to financial information systems design and implementation.

     ALL OTHER FEES. The aggregate fees billed for non-audit services provided by BDO Seidman, LLP during the fiscal year ended August 30, 2002 were approximately $40,630 and consisted primarily of tax compliance services and audit of the employee benefit plan.

     The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by BDO Seidman, LLP to Wegener is compatible with maintaining the independence of BDO Seidman, LLP. See also "Report of Audit Committee."

              ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 2002 Annual Report to Stockholders that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended August 30, 2002, as filed with the Securities and Exchange Commission, is available to stockholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company's expenses in furnishing such documents.

                 STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

     Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission.

Proposals by stockholders intended to be presented at the 2004 Annual Meeting must be received by the Company no later than August 13, 2003 in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097. In connection with the Company's Annual Meeting of Stockholders to be held in 2004, if the Company does not receive notice of a matter or proposal to be considered by October 27, 2003, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is raised at that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                     GENERAL

     The  cost  of  this  proxy  solicitation  will  be  paid  by  the  Company.
Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

     Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

     In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

                                        By Order of the Board of Directors,


                                        J. Elaine Miller
                                        Secretary
December 10, 2002

                               WEGENER CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 21, 2003 AT 7:00 P.M., EASTERN STANDARD TIME.

     The undersigned hereby appoints Robert A. Placek and C. Troy Woodbury, Jr. and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 21, 2003 at 7:00 p.m., local time, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:

(1) To elect the following nominee as a Class II director to serve until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualified:

                                Robert A. Placek

[ ] FOR the nominee listed above             [ ] WITHHOLD AUTHORITY to vote for
                                                 the nominee
(except as indicated to the contrary below)

       (To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

(2) To ratify the appointment of BDO Seidman, LLP as auditors for the Company and its subsidiaries for the fiscal year 2003; and

     [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(3) To transact and to vote in favor of or against such other business as may properly come before the meeting or any adjournment thereof.

PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEE REFERRED TO IN PARAGRAPH (1), FOR THE PROPOSITION REFERRED TO IN PARAGRAPH (2), AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS UNDER PARAGRAPH (3).

                                        The   undersigned   revokes   all  prior
                                        proxies to vote the shares covered by this proxy.


                                        ----------------------------------------
                                             Signature


                                        ----------------------------------------
                                             Signature

                                        Date:
                                             -----------------------------------
                                        (When  signing  as  attorney,  executor,
                                        administrator,   trustee  or   guardian,
                                        please   give   title   as   such.    If
                                        stockholder is a corporation, corporate name should be signed by an authorized officer and the corporate seal affixed. For joint accounts, each joint owner should sign.)

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.